U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 23, 2008

Concierge Technologies, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-38838	95-4442384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22048 Sherman Way, Suite 301, Canoga Park, CA 91303
(Address of principal executive offices)

(818) 610-0310
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01

COMPLETION OF ACQUISITION OF ASSETS

On January 23, 2008 Concierge Technologies, Inc. closed the transaction set forth in an October 30, 2007 Stock Purchase Agreement with Wireless Village, Inc., its principal officers and its shareholders.  Concierge purchased all 1,667 shares of Wireless Village's outstanding common stock from Wireless Village's 12 shareholders.  The purchase price was 5,000,000 shares of Concierge's Series A Convertible Voting Preferred Stock that were distributed pro rata to Wireless Village's shareholders in exchange for their Wireless Village common stock. Wireless Village's principal officers Bill Robb and Daniel Britt are required to remain as officers of Wireless Village for a year.  The Agreement was subject to warranties and conditions that are common in agreements of this type.

Each share of Concierge's Series A Convertible Voting Preferred Stock is entitled to five votes on all matters submitted to the shareholders of Concierge and is convertible into five shares of Common Stock of Concierge any time 270 days after issuance of the preferred shares; provided, however, that before any conversion can take place, Concierge must first amend its articles of incorporation to increase the number of authorized shares of Common Stock so as to enable all 5,000,000 shares of Concierge's Series A Convertible Voting Preferred Stock to be converted into Common Stock.

Two affiliates of Concierge – David Neibert and Marc Angell – were shareholders of Wireless Village, and affiliate Marc Angell is a director of Wireless Village.  Each of them owned 130 shares of Common Stock of Wireless Village and exchanged his shares for 390,000 shares of Concierge’s  Series A Convertible, Voting Preferred Stock at the closing of the transaction, which 390,000 shares now held by each are convertible into 1,950,000 shares of Concierge’s Common Stock as described in the preceding paragraph.

Concierge’s entry into this agreement was earlier reported in its Form 8-K filed on November 5, 2007.

The transaction is not a reverse acquisition, since no control changed after the transaction. Therefore, Concierge will continue to act as the reporting and continuing entity with two operating subsidiaries.  However, in accordance with subsection (f) of Item 2.01, because Concierge was a shell company before the transaction, the following information is provided pursuant to the requirements of Form 10-SB with such information reflecting the registrant, Concierge, and its securities upon consummation of the transaction.

Form 10-SB Information

ITEM 1.

  DESCRIPTION OF BUSINESS

Business Development

The business development of Concierge prior to its acquisition of all the capital stock of Wireless Village is set forth in its Form 10-KSB for the year ended June 31, 2007 filed with the Commission on October 15, 2007, (i) under the heading “Item 1.  Description of Business – Business Development” and (ii) under the immediately following heading “Item 1.  Description of Business - Business of Concierge Technologies” that relates to Concierge’s acquisition on May 5, 2004 of all the outstanding capital stock of Planet Halo, Inc., a privately – held Nevada corporation.

The business development of Wireless Village is as follows:  Wireless Village was incorporated on October 16, 2006 as a Nevada closely held corporation.  The principals of the company, Bill Robb and Daniel Britt, founded the company for the purpose of providing technical support and network design expertise to consumers and wireless Internet service providers.  On January 23, 2008 Wireless Village became a wholly-owned subsidiary of Concierge.

Business of Concierge Upon Consummation of the Transaction

Concierge is continuing the business it acquired when it acquired all the capital stock of Planet Halo, as reported in its Form 10-KSB for the year ended June 30, 2007 filed with the Commission on October 15, 2007, under the heading “Item 1.  Description of Business – Business of Concierge Technologies”.  Concierge will add to that business the following business of Wireless Village:

Wireless Village is a full-service, wireless-internet-provider and maintains a technical support center. It provides web hosting, a billing service and radius service as well as traditional network services from its leased office facilities located in Cleveland, Ohio.  Network services are comprised of, but not limited to, wireless network design and installation of hardware, performance monitoring, level 2 customer support, resale of wired circuits for customer connection to the Internet, and consulting and feasibility study services for private and public concerns desirous of operating large scale wireless networks.

Distribution Methods

Wireless Village’s services are distributed to its customers by their accessing Wireless Village’s website for information or by direct contact as a result of local knowledge of industry experts.

Competitive Business Conditions; Our Competitive Position in the Industry

Wireless Village operates in a highly competitive environment comprised not only of wireless specialty companies but also the providers of wired Internet access such as digital cable companies, local telephone exchange services and resellers of dedicated circuits such as T1 lines and DSL connectivity to the Internet.  Its competitive position in the industry is that of a small, new entrant company.

Methods of Competition

Wireless Village has found that it can successfully compete in the smaller, underserved, niche markets comprised of rural areas, marinas, small municipalities and other such geographic areas not yet afforded low cost, high speed broad band, service by the larger telecom companies.  Additionally, by broadcasting a signal from its ideally situated location in Cleveland, Ohio, Wireless Village is able to offer local businesses and residents an alternative to higher priced wired connectivity currently available via DSL or digital cable providers.

Sources and Availability of Raw Materials and the Names of Principal Suppliers

The services of Wireless Village are provided primarily through the personal efforts of Bill Robb and Daniel Britt through company-owned computer equipment and leased telecom circuits.

Dependence on One or a Few Major Customers

Wireless Village became operational in April 2007 and since that time has developed a customer base in the Cleveland, Ohio area; however, through December 31, 2007 Planet Halo has accounted for nearly 100% of revenues.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

Wireless Village owns no intellectual property other than its registered domain names. There are no employment agreements or labor contracts.

Need for any Government Approval of Principal Products or Services

There are no government approvals required for the operations of Wireless Village beyond adherence to the Federal Communications Commission guidelines for use of the unlicensed spectrum found at the 2.4 GHz frequency.

Effect of Existing or Probable Governmental Regulations on the Business

There are no existing or probable governmental regulations known to Wireless Village that would adversely affect its operations.

Ongoing Technical Support and Research and Development

Wireless Village takes advantage of new technology developments within the WiFi industry in order to ascertain which consumer products may be best suited for its current and planned networks.  No independent research is required or undertaken by Wireless Village other than to monitor current product offerings as they become available.

Costs and Effects of Compliance with Environmental Laws

None

Number of Total Employees and Number of Full Time Employees

Wireless Village has two full-time and no part-time employees.

ITEM 2.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Concierge’s plan of operations is set forth in Concierge’s Form 10-KSB for the fiscal year ended June 30, 2007 under the headings “Management’s Discussion and Analysis or Plan of Operations – Plan of Operation for the next Twelve Months, - Off-Balance Sheet Arrangements, and – Contractual Obligations” and is adopted by reference thereto.

Wireless Village’s plan of operations is to continue support of the Planet Halo wireless network operations and to assist with the expansion of network coverage to other service areas.  Wireless Village also plans to grow its subscriber base in the Cleveland area through distributed advertising and business service contracts within the coverage area of an approximate 7-mile radius from its office facility. Subscribers to the Wireless Village service will pay fees on either a daily, weekly, monthly or annual basis in return for wireless access to the Internet.  Such services will afford users an alternative to wired circuits such as DSL or digital cable Internet access or, in the case where these services are unavailable, will allow high-speed access in place of slower dial-up means.  Wireless Village will also use its custom web portal design to host localized advertising and community affairs bulletins which are expected to become a material source of revenues over the coming 12 months.

Wireless Village will also provide consulting and engineering design services to Ohio municipalities seeking to establish high-speed wireless Internet access for public safety and residential use. It has made significant progress towards securing local contracts for design and implementation of such local networks and expects to enter into formal agreements providing additional revenues during the coming months.  These current opportunities coupled with the existing technical support agreement with Planet Halo are expected to provide sufficient operating revenues to maintain the business for the coming year.

ITEM 3.

DESCRIPTION OF PROPERTY

Our office facilities, including those of Planet Halo, are co-located with those of our chief executive officer, David Neibert, at 22048 Sherman Way, Suite 301, Canoga Park, CA 91303.  We have no lease and currently pay no rent.  In the event we are able to secure the additional funds required to further our business plan, the shared office space consisting of approximately 880 square feet, including furniture and fixtures, can be leased by us for the amount of $1,235 per month on a one-year lease. Should additional space be needed, there is ample office space available in the vicinity at competitive prices.

Wireless Village currently leases 540 square feet of office space at 3615 Superior Ave., Suite 3100A, Cleveland, OH 44114 for $305 a month.  The lease expires March 31, 2008.

The current office facilities are deemed adequate for our present operations.

ITEM 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) and (b).  Security ownership of certain beneficial owners and management.  The table below (a) contains information for any person (including any “group”) who is known to us to be the beneficial owner of more than five percent of our Common Stock and (b) also shows the number of shares of our Common Stock and our Series A Convertible, Voting Preferred Stock beneficially owned by all directors, naming them, each of the executive officers, and our directors and executive officers as a group immediately after closing of the acquisition transaction described herein and after the conversion of the 5,000,000 shares of our preferred stock to 25,000,000 shares of Common Stock.

Name and Address of Beneficial Owner	Amount of Common and Preferred Now Owned (5)	Percent of Class	Amount of Common Owned After Conversion	Percent of Class
Allen E. Kahn 7547 W. Manchester Ave., No. 325 Los Angeles, CA 90045	14,766,902 – C	8.3%	14,766,902	7.3%
Samuel C.H. Wu 1202 Tower 1, Admiralty Centre 18 Harcourt Road Hong Kong, China	20,855,437 – C	11.8%	20,855,437	10.3%
Polly Force Co., Ltd. 1202 Tower 1, Admiralty Centre 18 Harcourt Road Hong Kong, China	10,805,680(1) – C	6.1%	10,805,680	5.3%
Marc Angell 1575 Spinnaker Dr Suite 204A Ventura, CA 93001	9,214,003 – C 390,000 – P	5.2% 7.8%	11,164,003	5.5%
Pat Rodden Fiori Product Development, Inc 411 SW Second Ave., Third Floor Portland, OR 97204	411,612(2) – C	(3)	411,612	(3)
F. Patrick Flaherty 637 29th Street Manhattan Beach, CA 90266	3,376,775(4) – C	1.9%	3,376,775	1.7%
James E. Kirk 1401 Kirby, N.E. Albuquerque, NM 87112	3,383,291 – C	1.9%	3,383,291	1.7%
David W. Neibert 24028 Clarington Drive West Hills, CA 91304	1,539,100 – C 390,000 – P	(3) 7.8%	3,489,100	1.7%
Bill Robb 3615 Superior Ave., Suite 3100A Cleveland, OH 44144	1,080,000 – P	21.6%	5,400,000	2.7%

Harvey Trifler 3615 Superior Ave., Suite 3100A Cleveland, OH 44144	1,122,000 – P	22.4%	5,610,000	2.8%
Daniel Britt 3615 Superior Ave., Suite 3100A Cleveland, OH 44144	930,000 – P	18.6%	4,650,000	2.3%
Officers and Directors as a Group (10 persons)	53,547,120 – C 3,912,000 – P	30.2% 78.2%	73,107,120	36.1%

(1)

Mr. Samuel C. H. Wu is the beneficial owner of these shares and 1,620,852 shares held by Link Sense through his presence on their respective Boards of Directors.  Both of these beneficial shareholdings are included in the 20,855,437 shares attributed to Mr. Wu in the box opposite his name.

(2)

Mr. Rodden is a beneficial owner of these shares through his presence on the Board of Directors and his shareholdings in Fiori Product Development, Inc. These shares represent less than one percent of the outstanding shares.

(3)

Less than one percent.

(4)

Mr. Flaherty had earlier reported beneficial ownership of 1,350,710 shares originally issued to his adult children for which he now disclaims beneficial ownership.

(5)

The preferred stock shares are entitled to 5 votes for each preferred share in matters on which both the Common stockholders and the preferred stockholders have the right to vote.  Accordingly, the total voting power today of the shares listed in the second column is the same as the voting power listed in the fourth column.

(c)

Changes in control.  There are no arrangements which may result in a change in control of our company.

ITEM 5.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Set forth below are the names, and terms of office of each of the directors, executive officers and significant employees of Concierge Technologies at January 23, 2008 and a description of the business experience of each.

Person	Offices	Office Held Since	Term of Office

David W. Neibert, 52	C.E.O. and Director of Concierge	2007	2008
James E. Kirk, 71	Secretary and Director of Concierge	1996	2008
Samuel Wu, 60	Director of Concierge	2002	2008
Allen E. Kahn, 71	Chairman, CFO and Director of Concierge	1996	2008
Patrick Flaherty, 69	Director of Concierge	2002	2008
Marc Angell, 50	Director and President of Planet Halo; Director of Wireless Village	2004 2006	2008 2008
Pat Rodden, 47	Director of Concierge	2004	2008
Bill Robb, 43	President and Director of Wireless Village	2006	2008
Harvey Trifler, 74	CFO and Director of Wireless Village	2006	2008
Daniel Britt, 26	Secretary and Director of Wireless Village	2006	2008

David W. Neibert:  Mr. Neibert has been the President and a director of Concierge Technologies since June 17, 2002 and CEO of Concierge since April 2007.  Mr. Neibert is also the president of The Wallen Group, a general partnership providing consulting services to wireless communications companies and other high technology firms in development stages.  Prior to founding The Wallen Group, Mr. Neibert served as the president of Roamer One and as a director and executive vice president of business development of their publicly traded parent company Intek Global Corporation. Intek Global Corporation manufactured, sold and distributed radio products (under the names “Midland”, “Securicor Wireless”, “Linear Modulation Technologies”, and others) globally to the consumer, government and commercial markets and operated a nationwide land mobile radio network in the U.S. known as Roamer One. Intek Global Corporation was subsequently acquired by its majority shareholder, Securicor plc of Sutton Surrey, England.  Mr. Neibert reported to offices located in Los Angeles, CA, Kansas City, MO, New York City, NY, and Sutton Surrey, England during period from 1992 – 1998 before locating The Wallen Group in Canoga Park, CA.

James E. Kirk, Esq.:  Mr. Kirk is Corporate Secretary and General Counsel and has served as a Director of Concierge, Inc. since inception.  He is a graduate of Wichita State University and holds LLB and JD degrees from the law school of Washburn University.  Mr. Kirk is an attorney in private practice in Albuquerque, New Mexico.

Samuel C.H. Wu:  With nearly 20 years of experience in engineering, banking and finance; Mr. Wu has played a pivotal role in developing and managing national and international business activity relationships for organizations in the public and private sectors.  He was a senior marketing/credit officer with the Bank of America -World Banking Division in Tokyo, London and Hong Kong before founding Woodsford Shipping & Trading Co., Ltd.  Under Mr. Wu's guidance, Woodsford has become a preeminent firm in the area's import/export and financial markets.  He has been actively involved in the affairs of Concierge since its inception.  Mr. Wu is fluent in English, Japanese and a number of Chinese dialects.  He is a graduate of the University of California, Berkeley, where he received his BSEE in electronics and computer sciences and MBA.  He has also taken advanced studies in manufacturing, quality assurance and community medicine.

Allen E. Kahn:  Mr. Kahn entered the computer industry as a Systems Engineer with IBM and subsequently held a series of technical, sales, marketing and management positions with other multi-billion dollar corporations before becoming President and CEO of two companies marketing data communications hardware and software.  He has extensive experience in voice technology, optical character recognition, data communications and other technical elements of the PCA, which he conceived.  Mr. Kahn is an honors graduate of the University of Texas at El Paso and pursued postgraduate studies in Business Administration at UTEP and California State University, Long Beach.

Patrick Flaherty:  Mr. Flaherty has been in the technology related business for over 30 years.  During the last five years, he has been president of Manhattan Resources, a consulting company specializing in Network Communications and Storage Management.  In late 1999 he became Senior Vice President of Concierge, Inc, and served in this position until March of 2002.  Since April 2002, he has resumed his consulting business and was elected to the board of Concierge Technologies, Inc in September of 2002.

Marc Angell:  Mr. Angell is the founder and President of Planet Halo and has operated the company since its inception in 2000. Prior to founding Planet Halo, and from the period 1997 through 1999, Mr. Angell was the founder, majority shareholder and CEO of Angellcom, a supplier and distributor of one-way paging devices in the U.S.  During the early 1990s Mr. Angell was also involved in the land mobile radio business as a license holder and manager of 220MHz radio systems.  Mr. Angell conceptualized, designed and marketed both the one-way pagers for Angellcom and the Halo device for Planet Halo.  He was elected to the board of directors of Concierge simultaneous with the acquisition of Planet Halo.  He has been a director of Wireless Village since 2004.

Pat Rodden:  Mr. Rodden has nearly two decades of unique experience developing products and strategies for leading consumer, sports, recreation and electronics companies.  Rodden is a founding partner, director and head of operations for Fiori whose expertise has built the company into a leading consumer technology research and design firm that has garnered more than 25 international awards over the past three years alone, many on behalf of Fortune 500 companies. Prior to founding Fiori in 1994, Mr. Rodden held various product development and program director positions at Virtual Vision, Precor, Paccar and Hughes.  He graduated from California State University, Chico in 1984 with a B.S. in Mechanical Engineering.

Bill Robb:  Mr. Robb has been working with wireless networking since its inception.  He has served as President of Tower City Group, LLC, a Cleveland based wireless and networking services company; as a Director for Tower City WiFi, a spin off organization wholly owned by Tower City Group; and began his foray into the industry as Operations Director for a former Cleveland internet and wireless access company.

Harvey Trifler:  Mr. Trifler has been instrumental to the growth and success of early pioneering companies in the cellular and land mobile radio businesses over the past two decades.  Working with early entrants to the FCC comparative hearings, and later the competitive bidding system, he has helped secure operating licenses and funding sources for FCC licensees in various spectrum holdings.

Daniel Britt, Secretary:   Mr. Britt is a CompTIA certified hardware and networking expert.  Mr. Britt brings his traditional networking skills and merges them with 5 years of wireless engineering experience. He has served as Vice President of Operations for Tower City Group, LLC; and as Network Administrator for a former Cleveland Internet and wireless access company.

There are no family relationships between the directors and officers.  There are no significant employees of Concierge, Planet Halo or Wireless Village that are not described above.

Audit Committee and Audit Committee Financial Expert

Our directors serve as our audit committee.  There is no financial expert serving on the audit committee.  We have no financial expert serving on the audit committee, because we have no assets of substantial value and have had only limited business activities during the current year.

Code of Ethics

We have adopted a Code of Ethics that applies to our chief executive officer, chief financial officer, and - should we acquire such – principal accounting officer or controller or persons performing similar functions.  A copy of the Code of Ethics was filed as an exhibit to Concierge’s Form 10-KSB annual report for FY 06-30-2004.

ITEM 6.

EXECUTIVE COMPENSATION

The following information concerns the compensation of the named executive officers for each of the last two completed fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)	Total ($)
David W. Neibert, CEO Allen E. Kahn, CFO	2007	0 0	0 0	0 0
Bill Robb, CEO of Wireless Village Harvey Trifler, CFO of Wireless Village	2007	0 0	0 0	0 0
David W. Neibert, CEO Allen E. Kahn, CFO	2006	0 0	0 0	0 0
Bill Robb, CEO of Wireless Village Harvey Trifler, CFO of Wireless Village	2006	0 0	0 0	0 0
David W. Neibert, CEO Allen E. Kahn, CFO	2005	0 0	0 0	0 0

Outstanding Equity Awards at Fiscal Year-End

Other than as stated above, no cash or stock compensation, deferred compensation or long-term incentive plan awards were issued or granted to our management during or with respect to the period ended December 31, 2007.  Further, no member of management has been granted any stock option or stock appreciation rights; accordingly, no tables relating to such items have been included within this Item.

There are no employment contracts, compensatory plans or arrangements with respect to any director or executive officer which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment, any change in control, or a change in the person’s responsibilities following a change in control.

Long-Term Compensation

We have no long-term compensation plans or employment agreements with any of our officers or directors.

Compensation of Directors

The directors for the three companies (Concierge, Planet Halo and Wireless Village) received no compensation for the last completed fiscal year:

ITEM 7.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Two affiliates of Concierge – David Neibert and Marc Angell – were shareholders of Wireless Village, and Marc Angell was and is a director of Wireless Village.  Each of them owned 130 shares of Common Stock of Wireless Village and exchanged his shares for 390,000 shares of Concierge’s Series A Convertible Voting Preferred Stock at the closing of the transaction described in Items 1.01 and 2.01 above.

On the day of the closing of the transaction, Concierge’s Common Stock did not trade on the Bulletin Board.  The most recent closing bid price for the stock was $0.01.  So measured, the value of the 5,000,000 shares of Concierge's Series A Convertible Voting Preferred Stock that were issued by Concierge for all the capital stock of Wireless Village was $250,000, and the value of the 390,000 shares of Preferred Stock received by each of David Neibert and Marc Angell was $19,500 – assuming the later conversion of each share of the Preferred Stock into 5 shares of Common Stock.

Director Independence

The following directors are “independent” under the standards of independence defined and applied by Concierge:  James E. Kirk, Samuel Wu, Patrick Flaherty and Pat Rodden.

Board Meetings and Committee Meetings

During the last fiscal year, Concierge held three directors meetings.  It has no committees. All directors attended the meetings via teleconference or written responses to written director consent action items.  Concierge has no policy with regard to directors’ attendance at the annual meeting of shareholders but encourages the attendance of all directors.

Concierge has no standing audit, nominating or compensation committees.  With regard to a standing audit, nominating or compensation committee, the directors consider it appropriate that there be no such committees at this time due to the lack of activity of the company and the difficulty of getting any person to serve on the board unless he is employed by the company or has purchased or holds a considerable amount of the company’s stock.  All directors participate in the selection of director nominees and in the determination of salaries for officers and employees.  There have been no funds available for compensation for any persons, and there were no expenditures during the last two years for compensation of any officer or employee.

The directors have provided no process for shareholders to send communications to the board of directors.  The directors consider this to be appropriate in view of the limited activities of the company but will consider adopting such a process for inclusion in the proxy statement for the next meeting of shareholders.

The directors’ policy with regard to the consideration of shareholder nominations of director candidates is that such nominations are welcomed and will be considered.  The directors have no minimum qualifications that a candidate must have to be considered.

ITEM 8.

DESCRIPTION OF SECURITIES

Concierge is authorized to issue two classes of stock.  One class of stock shall be Common Stock, par value $0.001.  The second class of stock shall be Preferred Stock, par value $0.001.  The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the manner in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Number of Authorized Shares	Issued and Outstanding on January 23, 2008
Common	$0.001	190,000,000	177,322,777
Preferred	$0.001	10,000,000	5,000,000
Totals:		200,000,000	182,322,777

Common Stock

Voting Rights

Holders of the shares of common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders.  Shares of common stock do not have a cumulative voting right, which means that the holders of a majority of the shares voting for the election of the board of directors can elect all members of the board of directors.

Dividend Rights

Holders of record of shares of common stock are entitled to receive dividends when and if declared by the board of directors out of funds of the company legally available therefore.

Preemptive Rights

Holders of common stock do not have any preemptive rights to subscribe for or to purchase any stock, obligations or other securities of the company.

Registrar and Transfer Agent

Nevada Agency and Trust Company, Suite 880, 50 West Liberty Street, Reno, NV 89501, is our transfer agent and registrar of our common stock.

Dissenters' Rights

Under current Nevada law, a shareholder is afforded dissenters' rights which, if properly exercised, may require the corporation to repurchase its shares. Dissenters' rights commonly arise in extraordinary transactions such as mergers, consolidations, reorganizations, substantial asset sales, liquidating distributions, and certain amendments to the company's articles of incorporation.

Preferred Stock

The directors have authorized the issuance of 5,000,000 shares of Series A Convertible, Voting Preferred Stock.  Each share of this preferred stock has five votes on all matters submitted to the Common Stockholders for a vote.  Each share of this preferred stock may be converted into five shares of Common Stock at any time after 270 days from the date of issuance; provided, however, that the company will have first amended its articles of incorporation to authorize a sufficient number of shares of Common Stock to enable all 5,000,000 shares of this preferred stock to be converted into 25,000,000 shares of Common Stock.

Other than the differences in voting rights of the Common Stock and the Series A Convertible, Voting Preferred Stock, the rights of the two classes of stock are the same with regard to the dividend rights, preemptive rights and dissenters’ rights stated above for the Common Stock.  Neither class of stock has cumulative voting rights with regard to the election of directors.

There are no provisions in our articles of incorporation or bylaws that would delay, defer or prevent a change in control of our company.

PART II

ITEM 1.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON STOCK AND RELATED STOCKHOLDER MATTERS

Our Common Stock presently trades on the OTC Bulletin Board under the symbol CNCG.  The high and low bid prices, as reported by the OTC Bulletin Board, are as follows for the last two calendar years.  The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

	High	Low
Calendar 2006
1st Qtr.	0.012	0.006
2nd Qtr.	0.016	0.010
3rd Qtr.	0.011	0.005
4th Qtr	0.019	0.005

Calendar 2007
1st Qtr.	0.015	0.005
2nd Qtr.	0.021	0.002
3rd Qtr.	0.022	0.006
4th Qtr.	0.014	0.006

Holders

On January 23, 2008 there were approximately 334 holders of record of our common stock.

Dividends

We have had no earnings and have declared no dividends on our capital stock.  Under Nevada law, the directors of a company - such as our company – may authorized dividends or distributions to shareholders unless (1) the corporation could not pay its debts as they become due in the ordinary course of business or (2) after giving effect to the distribution, the total assets would be less than the total liabilities plus any amount needed to satisfy the preferential rights on dissolution of stockholders whose rights are superior to those that receive the distribution.

The directors' strategy on dividends is to declare and pay dividends only from retained earnings and when the directors deem it prudent and in the best interests of the company to declare and pay dividends.

ITEM 2.

LEGAL PROCEEDINGS

Neither our company nor any of its property is a party to, or the subject of, any material pending legal proceedings other than ordinary, routine litigation incidental to our business.

ITEM 3.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The principal independent accountant of the company or any significant subsidiary has not resigned, declined to stand for re-election, or been dismissed by the company during the periods for which financial statements are included herein.

ITEM 4.

RECENT SALES OF UNREGISTERED SECURITIES

Information regarding sales of securities that our company, prior to its acquisition of all the outstanding stock of Wireless Village, sold within the past three years without registering the securities under the Securities Act of 1933 is set forth in our Form 10-KSB for the fiscal year ended June 30, 2007 under the heading “Market for Common Equity, Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities” and is incorporated herein by reference.

ITEM 5.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to the Nevada General Corporation Act, under most circumstances the company’s officers and directors may not be held liable to the company or its shareholders for errors in judgment or other acts or omissions in the conduct of the company’s business unless such errors in judgment, acts or omissions constitute fraud, gross negligence or malfeasance.

PART FINANCIAL STATEMENTS

Set forth below are the following financial statements of Wireless Village, Inc.:

[End of Form 10-SB Information]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Wireless Village, Inc.

We have audited the accompanying balance sheet of Wireless Village Inc. (a Nevada corporation), as of September 30, 2007 and the related statements of operations, stockholders' equity, and cash flows for the nine month period ended September 30, 2007 and for the period from October 18, 2006 (inception) to September 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wireless Village, Inc as of September 30, 2007 and the results of its operations and its cash flows for the nine month period ended September 30, 2007 and for the period from October 18, 2006 (inception) to September 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has deficit accumulated from inception amounting $18,795 at September 30, 2007 including a net loss of $17,240 incurred in during the nine month period ended September 30, 2007. These factors as discussed in Note 5 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Kabani & Company, Inc.
Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California

December 19, 2007

WIRELESS VILLAGE, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

SEPTEMBER 30, 2007

ASSETS
CURRENT ASSET
Cash & cash equivalents	$50,364
NON-CURRENT ASSET
Property and Equipment, net	7,794
Total Assets	$58,158
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
AP & Accrued expenses	$14,608
STOCKHOLDERS' EQUITY:
Common stock, $0.0001 par value; 10,000,000 shares
authorized; 1,667 shares issued and outstanding	1
Additional paid in capital	62,344
Deficit accumulated during the development stage	(18,795)
Total stockholders' equity	43,550
Total liabilities & stockholders' equity	$58,158

The accompanying notes are an integral part of these financial statements.

WIRELESS VILLAGE, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2007

AND FOR THE PERIOD FROM OCTOBER 18, 2006 (INCEPTION) TO SEPTEMBER 30, 2007

	September 30, 2007	October 18, 2006 (inception) to September 30, 2007
NET REVENUE	$9,280	$9,280
Cost of Revenue	8,423	8,423
GROSS LOSS	857	857
OPERATING EXPENSES
General & administrative expenses	18,097	19,652
LOSS FROM OPERATIONS	(17,240)	(18,795)
NET LOSS	$(17,240)	$(18,795)
BASIC LOSS PER SHARE	$(10.34)
WEIGHTED AVERAGE NUMBER OF SHARES
OUTSTANDING, BASIC	1,667

The accompanying notes are an integral part of these financial statements.

WIRELESS VILLAGE, INC.

 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2007

AND FOR THE PERIOD FROM OCTOBER 18, 2006 (INCEPTION) TO SEPTEMBER 30, 2007

	Common Stock
	Number of shares	Amount	Additional Paid-in Capital	Accumulated Deficit	Stockholders’ Equity
Balance at October 18, 2006 (inception)	-	-	-	-	-
Issuance of shares to founders	1,667	1		-	1
Contribution of property by shareholders	-	-	13,844	-	13,844
Net loss through December 31, 2006	-	-	-	(1,555)	(1,555)
Balance at December 31, 2006	1,667	1	13,844	(1,555)	12,290
Contribution of cash by shareholders		-	48,500	-	48,500
Net loss through September 30, 2007	-	-	-	(17,240)	(17,240)
Balance at September 30, 2007	1,667	$1	$62,344	$(18,795)	$43,550

The accompanying notes are an integral part of these financial statements.

WIRELESS VILLAGE, INC.

 (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

 FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2007

AND FOR THE PERIOD FROM OCTOBER 18, 2006 (INCEPTION) TO SEPTEMBER 30, 2007

		October 18, 2006 (inception) to September 30, 2007

	September 30,
	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,240)	$(18,795)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation and amortization	5,756	7,311
Increase (decrease) in current liabilities:
Account payable and accrued expense	14,610	14,610
Net cash provided by operating activities	3,126	3,126
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property & equipment	(1,261)	(1,261)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash contribution by shareholders	48,500	48,500
NET INCREASE IN CASH & CASH EQUIVALENTS	50,364	50,364
CASH & CASH EQUIVALENTS, BEGINNING BALANCE	-	-
CASH & CASH EQUIVALENTS, ENDING BALANCE	$50,364	$50,364
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$-	$-
Income tax paid	$-	$-
NON-CASH INVESTING & FINANCING ACTIVITY:
Property contribution	$-	$13,845

The accompanying notes are an integral part of these financial statements.

WIRELESS VILLAGE, INC

(A development stage corporation)

NOTES TO FINANCIAL STATEMENTS

1.

DESCRIPTION OF BUSINESS

Wireless Village was formed on October 17, 2006 as a closely held Nevada corporation. The principal shareholders contributed property & equipment 13,845 to the Company while other founders agree to contribute capital and/or devote time to the operation of the start-up enterprise. In order to pay anticipated transaction costs, and to augment the Company’s income during the growth stages, a total of $48,500 was contributed by certain of these shareholders and recorded as additional paid in capital. This funding was completed during the third quarter 2007. The company had no operations until March 2007.

The company provides technical support and design expertise to wireless Internet service providers. In addition, the company also represents other providers of wired telecommunications services, provides ongoing customer support to third parties, sells wireless Internet access to local area businesses, designs and installs wireless networks, maintains wireless and wired telecom facilities for third parties and hosts web sites and mail exchange servers. The company has been actively pursuing these opportunities since April 2007.

The company has entered into a Technical Support Agreement with Planet Halo wherein Planet Halo agrees to pay Wireless Village a monthly fee of $1,500 in exchange for services connected with the operation of their wireless networks. Wireless Village also has become the networking source for Tyler Village (the office landlord) and has installed a wireless network for the outside common area and certain offices suites at that location. During the third quarter the company has also begun broadcasting from the water tower location atop its office building. The water tower location will provide signal coverage to potential customers within a circular zone of approximately 10 miles in diameter. The company intends to actively seek subscribers to its wireless Internet access service in the Cleveland area and to continue support to Planet Halo under the Technical Support Agreement during the fourth quarter and beyond.

The Company is a development stage company as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises.” The Company is devoting substantially all of its present efforts to establishing its new business, and its planned principal operations have not yet commenced. All losses accumulated since inception has been considered as part of the Company’s development stage activities.

The accompanying consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for the presentation of financial information, and include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

USE OF ESTIMATES

The preparation of financial statements is in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WIRELESS VILLAGE, INC

(A development stage corporation)

NOTES TO FINANCIAL STATEMENTS

PROPERTY & EQUIPMENT

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 3 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations.

INCOME TAXES

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

BASIC AND DILUTED NET LOSS PER SHARES

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), “Earnings per share”. SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15).  Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding.  Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method.  Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

REVENUE RECOGNITION

Revenue is recognized when earned. The Company's revenue recognition policies are in compliance with all applicable accounting regulations, including American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 97-2, Software Revenue Recognition, SOP 98-9, Modification of SOP 97-2 and Staff accounting bulletin (SAB) 104.

Revenue from consulting services is recognized as the services are performed for time-and-materials contracts. Revenue from maintenance agreements is recognized ratably over the term of the maintenance agreement, which in most instances is one year.

Fees received for support services are booked as sales immediately provided that the service is to be provided prior to the end of the current month. In the case of extended services, or hourly computations, sales are booked as earned and excess revenues are held as liabilities under advance sales.

RECENT PRONOUNCEMENTS

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

WIRELESS VILLAGE, INC

(A development stage corporation)

NOTES TO FINANCIAL STATEMENTS

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

a.

A brief description of the provisions of this Statement

b.

The date that adoption is required

c.

The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities. The management is currently evaluating the effect of this pronouncement on financial statements.

In December 2007, FASB issued FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51. This Statement applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding non-controlling interest in one or more subsidiaries or that deconsolidate a subsidiary. Not-for-profit organizations should continue to apply the guidance in Accounting Research Bulletin No. 51, Consolidated Financial Statements, before the amendments made by this Statement, and any other applicable standards, until the Board issues interpretative guidance. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this Statement is the same as that of the related Statement 141(R). This Statement shall be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements shall be applied retrospectively for all periods presented. This is statement has no effect on the financial statements as the Company does not have any outstanding non-controlling interest.

WIRELESS VILLAGE, INC

(A development stage corporation)

NOTES TO FINANCIAL STATEMENTS

3.

PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2007:

Computer and Equipment	$14,805
Furniture and Fixtures	300
Less accumulated depreciation	(7,311)
Property & equipment, net	$7,794

4.

INCOME TAXES

No provision was made for federal income tax since the Company has net operating loss carry forward. Through September 30, 2007, the Company incurred net operating losses for tax purposes of approximately $18,795.  The net operating loss carry forward may be used to reduce taxable income through the year 2027.

The net deferred tax asset balance, due to net operating income/loss carryforwards as of September 30, 2007 was approximately $6,400.  A 100% valuation allowance has been established against the deferred tax  assets, as the utilization of the loss carryforwards cannot reasonably be assured. The components of the net deferred tax asset are summarized below:

September 30, 2007
Deferred tax asset	$6,400
Valuation allowance	(6,400)
$-

Differences between the benefit from income taxes and income taxes at the statutory federal income tax rate for the nine month period ended September 30, 2007 is as follows:

	September 30, 2007
	Amount	Percentage
Income tax expense (benefit) at statutory federal rate	$(5,900)	(34%)
State income taxes expense (benefit), net of federal income tax	-	-
Valuation allowance	5,900	34%
	$-	-

5.

GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. Because of the recent commencement of operations there is no data to compare the prior year’s matching period. The Company has accumulated deficit of $18,795 and a net loss of $17,240 during the nine month period ended September 30, 2007.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and to succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

WIRELESS VILLAGE, INC

(A development stage corporation)

NOTES TO FINANCIAL STATEMENTS

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  Management devoted considerable effort from inception through September 30, 2007, towards (i) obtaining additional equity (ii) management of accrued expenses and accounts payable (iii) searching for a suitable strategic partner. Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

6.

SUBSEQUENT EVENT

On October 30, 2007 the company entered into a binding agreement with Concierge Technologies, a publicly traded Nevada corporation that, if concluded, would obligate all of the shareholders of Wireless Village to sell their shares to Concierge Technologies in exchange for Preferred Series ‘A’ Convertible Shares of Concierge Technologies.

WIRELESS VILLAGE, INC.

(A development stage company)

STATEMENTS OF OPERATIONS

FOR THE THREE MONTH PERIODS ENDED DECEMBER 31, 2006

AND FOR THE PERIOD FROM OCTOBER 18, 2006 (INCEPTION) TO DECEMBER 31, 2006

NET REVENUE	$-
COSTS AND EXPENSES
General & Administrative Expenses	1,555
TOTAL COSTS AND EXPENSES	1,555
NET LOSS BEFORE INCOME TAXES	(1,555)
Provision of Income Taxes	-
NET LOSS	$(1,555)
*BASIC AND DILUTED NET LOSS PER SHARE	$(4.60)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING, BASIC AND DILUTED	338

* Weighted average number of shares used to compute basic and diluted loss per share is the same as the effect of dilutive securities are anti dilutive.

The accompanying notes are an integral part of these financial statements.

CONCIERGE TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of 6/30/2007

Assets	Concierge Technologies, Inc	Wireless Village, Inc		Pro Forma Adjustments	Pro Forma
Current Assets
Cash and cash equivalents	$15,060	$152			$15,212
Due from related parties	23,350	-			23,350
Total Current Assets	38,410	152			38,562
Property & equipment, net	30,163	8,762			38,925
Investment in Wireless Village	-	-	1	250,000	-
			2	(250,000)
Goodwill	-	-	2	241,087	241,087
Total Assets	$68,573	$8,913			$318,573
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses	$258,506	$-			$258,506
Notes payable - related parties	142,500	-			142,500
Total Current Liabilites	401,007	-			401,007
Stockholders' Equity
Preferred stock					-
Common stock	177,323	1	1	25,000	202,323
			2	(1)
Additional paid in capital	3,361,337	13,844	1	225,000	3,586,337
			2	(13,844)
Retained earnings (deficits)	(3,871,095)	(4,931)	2	4,931	(3,871,095)
Total Stockholders' Equity	(332,434)	8,913			(82,434)
Total Liabilities and Stockholders' Equity	$68,573	$8,913			$318,573

CONCIERGE TECHNOLOGIES, INC

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the year ended June 30, 2007

	from inception 10/16/06 to 6/30/07
	Concierge Technologies, Inc	Wireless Village, Inc	Pro Forma Adjustments	Pro Forma
NET REVENUE	$-	$3,000		$3,000
Cost of revenue	-	4,180		4,180
	-	(1,180)		(1,180)
COSTS AND EXPENSES
General & Administrative Expenses	88,129	2,196		90,325
TOTAL COSTS AND EXPENSES	88,129	2,196		90,325
OTHER INCOME (EXPENSES)
Income	54	-		54
Unallocated accrued expenses reversed	150,123	-		150,123
Loss on debt settlement	(23,033)	-		(23,033)
Litigation Settlement				-
TOTAL OTHER INCOME (EXPENSES)	127,144	-		127,144
NET LOSS BEFORE INCOME TAXES	39,015	(3,376)		35,639
Provision for income tax	800	-		800
NET LOSS	38,215	(3,376)		34,839

CONCIERGE TECHNOLOGIES, INC

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

For the 3 Month Periods Ended September 30, 2007

Assets	Concierge Technologies, Inc	Wireless Village, Inc		Pro Forma Adjustments	Pro Forma
Current Assets
Cash and cash equivalents	$5,781	$50,364			$56,145
Due from related parties	6,698	-			6,698
Total Current Assets	12,479	50,364			62,843
Fixed assets, net	32,172	7,794			39,966
Investment in subisiaries	-	-	1	250,000	-
			2	(250,000)
Goodwill	-	-	2	241,087	241,087
Total Assets	$44,651	$58,158			$343,896
Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable and accrued expenses	$269,751	$14,608			$284,359
Notes payable - related parties	142,500	-			142,500
Total Current Liabilites	412,251	14,608			426,859
Stockholders' Equity
Preferred stock					-
Common stock	177,323	1	1	25,000	202,323
			2	(1)
Additional paid in capital	3,361,337	62,345	1	225,000	3,634,838
			2	(13,844)
Retained earnings (deficits)	(3,906,260)	(18,795)	2	4,931	(3,920,124)
Total Stockholders' Equity	(367,600)	43,550			(82,963)
Total Liabilities and
Stockholders' Equity	$44,651	$58,158			$343,896

CONCIERGE TECHNOLOGIES, INC

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

For the 3 Month Periods Ended September 30, 2007

	Concierge Technologies, Inc	Wireless Village, Inc	Pro Forma Adjustments	Pro Forma
NET REVENUE	$875	$6,280		$7,155
Cost of revenue	7,831	4,243		12,074
Gross Loss	(6,956)	2,037		(4,919)
COSTS AND EXPENSES
Product Launch Expenses				-
Impairment of Assets				-
General & Administrative Expenses	27,410	15,901		43,311
TOTAL COSTS AND EXPENSES	27,410	15,901		43,311
NET LOSS BEFORE INCOME TAXES	(34,366)	(13,864)		(48,230)
Provision for income tax	800			800
NET LOSS	(35,166)	(13,864)		(49,030)

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

See response to Item 2.01 above.

ITEM 5.06

CHANGE IN SHELL COMPANY STATUS

See response to Item 2.01 above.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Listed below are the financial statements, pro forma financial statements and exhibits filed as a part of this report.

(a)

Financial statements of business acquired

See Item 5 – Part F/S above.

(c)

Shell company transactions

See response to Item 2.01 above.

(d)

Exhibits

The following exhibits are filed as part of this Form 8-K:

Exhibit No.	Description	Ref.

2	Stock Purchase Agreement among Concierge Technologies, Inc., Wireless Village, Inc., Bill Robb and Daniel Britt	*

3(i)	Articles of Incorporation of Concierge Technologies, Inc.	+

3(ii)	Bylaws of Concierge Technologies, Inc.	**

14	Code of Ethics	***

(*)

Previously filed on November 5, 2007 as Exhibit 10.2 to Concierge Technologies’ Form 8-K for 10-30-07; Commission File No. 000-29913, incorporated herein.

(+)

Previously filed with Concierge Technologies’ Form 10-KSB FYE 06-30-06 on October 13, 2006; Commission File No. 000-29913, incorporated herein.

(**)

Previously filed with Concierge Technologies’ Form 8-K12G3 on March 10, 2000; Commission File No. 000-29913, incorporated herein.

(***)

Previously filed with Concierge Technologies’ Form 10-KSB on October 13, 2004; Commission File No. 000-29913, incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Concierge Technologies, Inc.

Date: January 23, 2008	By:	/s/ David W. Neibert
	Name:	David W. Neibert
	Title:	Chief Executive Officer